Note 21 - Derivatives - Amounts Recorded on the Balance Sheet Related to Cumulative Basis Adjustments for Fair Value Hedges (Details) - Fair Value Hedging [Member] - Designated as Hedging Instrument [Member] - Interest Rate Swap [Member] - USD ($)
$ in Thousands
	Dec. 31, 2021	Dec. 31, 2020
Carrying Amount of the Hedged Assets	$ 28,875	$ 29,842
Cumulative Amount of Fair Value Hedging Adjustment Included in the Carrying Amount of the Hedged Assets	$ (1,283)	$ (158)